POWER OF ATTORNEY
	With respect to holdings of and transactions in securities
issued by Oscar Health, Inc. (the "Company"), the undersigned hereby constitutes and appoints the individuals named on Schedule A attached hereto and as may be amended from time to time, or any of them signing singly, with full power of substitution and
resubstitution, to act as the undersigned's true and lawful
attorney-in-fact to:
1. 	Execute for and on behalf of the undersigned, Schedules 13D
and 13G in accordance with Section 13 of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and
the rules thereunder, and Forms 3, 4, and 5 in accordance
with Section 16 of the Exchange Act and the  rules
thereunder, and Notices of Proposed Sale of Securities Pursuant
to Rule 144 ("Form 144"), in accordance with the requirements of Rule 144 under the Securities Act of 1933, as amended (the "Securities
   Act");
2.	 Do and perform any and all acts for and on behalf of the
undersigned which may be necessary or desirable to complete
and execute any such Schedule 13D, Schedule 13G, Form 3, Form 4,
Form 5, and Form 144, complete and execute any amendment or
amendments thereto, and to timely file such Schedule 13D, Schedule
13G, Form 3, Form 4, Form 5, and Form 144, as applicable, and any amendment thereto, with the United States Securities and
Exchange Commission and any stock exchange or similar authority.
	The undersigned hereby grants to each such attorney-in-fact
full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution and resubstitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorneys-in-fact substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.
	The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the
undersigned's responsibilities to comply with Section 13 and Section
16 of the Exchange Act, or Rule 144 under the Securities Act.
	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file any Schedule 13D,
Schedule 13G,  Form 3, Form 4, Form 5, and Form 144 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the  foregoing attorneys-in-fact.
	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 22nd day of January, 2025.
By:  /s/ Janet Liang
Name:  Janet Liang

Schedule A
Individuals Appointed as Attorney-in-Fact with Full Power of
Substitution and Resubstitution:
R. Scott Blackley
Melissa Curtin